UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The unaudited pro forma condensed combined financial information is based on the assumptions set forth in the notes to such information. The unaudited pro forma adjustments made in the compilation of the unaudited pro forma financial information are based upon available information and assumptions that the Company considers to be reasonable, and have been made solely for purposes of developing such unaudited pro forma financial information for illustrative purposes in compliance with the disclosure requirements of the Securities and Exchange Commission (“SEC”).

The pro forma adjustments are preliminary and have been made solely for informational purposes. The actual results reported by the combined company in periods following the acquisition may differ significantly from that reflected in these unaudited pro forma condensed combined financial statements for a number of reasons, including but not limited to cost savings from operating efficiencies, synergies and the impact of the incremental costs incurred in integrating the two companies. As a result, the pro forma condensed combined information is not intended to represent and does not purport to be indicative of what the combined company’s financial condition or results of operations would have been had the acquisition and borrowing been completed on the applicable dates of this pro forma condensed combined financial information. In addition, the pro forma condensed combined financial information does not purport to project the future financial condition and results of operations of the combined company.

The pro forma condensed combined financial statements are based on various assumptions, including assumptions relating to the consideration paid and the allocation thereof to the assets acquired and liabilities assumed from Productive Resources, LLC based on preliminary estimates of fair value. The pro forma assumptions and adjustments are described in the accompanying notes presented on the following pages. Pro forma adjustments are those that are directly attributable to the transaction, are factually supportable and, with respect to the unaudited pro forma condensed combined statement of operations, are expected to have a continuing impact on the consolidated results. The final purchase price and the allocation thereof may differ from that reflected in the pro forma condensed combined financial statements after final working capital adjustments are performed

The unaudited pro forma condensed combined statements of operations included herein do not reflect any potential cost savings or other operating efficiencies that should result from the integration of the companies.

These unaudited pro forma condensed combined financial information and the accompanying notes should be read together with (1) the Company’s audited consolidated financial statements and accompanying notes, as of and for the fiscal year ended December 31, 2011, and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which was filed with the SEC on March 14, 2012 and (2) the Company’s unaudited condensed consolidated financial statements and accompanying notes as of and for the three months ended March 31, 2012 and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2012, which was filed with the SEC on May 9, 2012, (3) the Productive Resources, LLC audited consolidated financial statement for the years ended December 31, 2011 and 2010, included as exhibit 99.1, and (4) the Productive Resources, LLC reviewed consolidated financial statement for the three months ended March 31, 2012 and 2011, included as exhibit 99.2.

The actual operating results for Productive Resources will be consolidated with the Company’s operating results for all periods subsequent to the acquisition date of June 1, 2012.

The unaudited pro forma condensed combined statements of operations of Lionbridge and Productive resources for the year ended December 31, 2011 gives effect to the acquisition of Productive Resources by Lionbridge as if it had occurred effective January 1, 2011.

The unaudited pro forma condensed combined statements of operations of Lionbridge and Productive resources for the three months ended March 31, 2012 gives effect to the acquisition of Productive Resources by Lionbridge as if it had occurred effective January 1, 2011.

The unaudited pro forma condensed combined balance sheet of Lionbridge and Productive Resources at March 31, 2012 gives effect to the acquisition of Productive Resources by Lionbridge as if it had occurred effective March 31, 2012.

LIONBRIDGE TECHNOLOGIES, INC.

PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
(Unaudited)
(Amounts in thousands, except per share data)

		Year Ended December 31, 2011
		Productive	Pro Forma		Pro Forma
	Lionbridge	Resources	Adjustment		Combined
Revenue.....................................................................	$427,856	$10,713	$(692)	( a )	$437,877
Operating expenses:
Cost of revenue (exclusive of depreciation and amortization included below)................................................	296,221	6,927	(692)	( a )	302,456
Sales and marketing................................................	33,563	204	0		33,767
General and administrative........................................	75,047	2,161	107	( d )	77,315
Research and development.......................................	5,765	0	0		5,765
Depreciation and amortization....................................	5,956	74	0		6,030
Amortization of acquisition-related intangible assets..........	2,332	0	777	( b )	3,109
Restructuring and other charges	3,369	0	0		3,369

Total operating expenses..................................	422,253	9,366	192		431,811

Income (loss) from operations..............................................	5,603	1,347	(884)		6,066
Interest expense:
Interest on outstanding debt........................................	722	94	193	( c )	1,009
Amortization of deferred financing costs.........................	100	0	0		100
Interest income................................................................	71	5	0		76
Other (income) expense, net.................................................	3,195	(1)	0		3,194

Income (loss) before income taxes..........................................	1,657	1,259	(1,077)		1,839
Benefit for income taxes......................................................	(71)	0	0		(71)

Net income (loss)............................................................	$1,728	$1,259	$(1,077)		$1,910

Net income (loss) per share of common stock:
Basic..................................................................	$0.03				$0.03
Diluted................................................................	$0.03				$0.03
Weighted average number of common shares outstanding:
Basic...................................................................	57,859				57,859
Diluted................................................................	59,478				59,478

The accompanying notes are an integral part of the unaudited pro forma condensed combined financial statements.

LIONBRIDGE TECHNOLOGIES, INC.

PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited)
(Amounts in thousands, except per share data)

		Three months Ended March 31, 2012
		Productive	Pro Forma		Pro Forma
	Lionbridge	Resources	Adjustment		Combined
Revenue.....................................................................	$112,096	$2,888	$(141)	(a)	$114,843
Operating expenses:
Cost of revenue (exclusive of depreciation and amortization included	78,173	1,905	(141)	(a)	79,937
below)................................................
Sales and marketing................................................	8,509	83	0		8,592
General and administrative........................................	19,176	551	(5)	( d,e )	19,722
Research and development.......................................	1,362	0	0		1,362
Depreciation and amortization....................................	1,645	23	0		1,668
Amortization of acquisition-related intangible assets..........	480	0	194	( b )	674
Restructuring and other charges	284	0	0		284

Total operating expenses..................................	109,629	2,562	48		112,239

Income (loss) from operations..............................................	2,467	326	(189)		2,604
Interest expense:
Interest on outstanding debt........................................	190	23	49	( c )	262
Amortization of deferred financing costs.........................	25	0	0		25
Interest income................................................................	20	0	0		20
Other (income) expense, net.................................................	(31)	(4)	0		(35)

Income (loss) before income taxes..........................................	2,303	307	(238)		2,372
Benefit for income taxes......................................................	582	0	0		582

Net income (loss)............................................................	$1,721	$307	$(238)		$1,790

Net income (loss) per share of common stock:
Basic..................................................................	$0.03				$0.03
Diluted................................................................	$0.03				$0.03
Weighted average number of common shares outstanding:
Basic...................................................................	58,557				58,557
Diluted................................................................	59,662				59,662

The accompanying notes are an integral part of the unaudited pro forma condensed combined financial statements.

LIONBRIDGE TECHNOLOGIES, INC.
MARCH 31, 2012 PRO FORMA CONDENSED COMBINED BALANCE SHEET
(Unaudited)
(Amounts in thousands)

		Productive	Pro Forma		Pro Forma
	Lionbridge	Resources	Adjustment		Combined
ASSETS
Current assets:
Cash and cash equivalents........................	$19,932	$66	$(744)	( f,j )	$19,254
Accounts receivable, net...........................	62,961	1,890	(148)	( g )	64,703
Unbilled receivables ...............................	27,825	879	(45)	( h )	28,659
Other current assets ..............................	10,781	118			10,899

Total current assets ........................	121,499	2,953	(937)		123,515
Property and equipment, net...........................	21,935	458	(244)	( j )	22,149
Goodwill ...................................................	9,675	0	5,890	( m )	15,565
Other intangible assets, net..............................	6,776	0	7,500	( i )	14,276
Other assets.................................................	5,562	2350	(2,338)	( j )	5,574

Total assets....................................	$165,447	$5,761	$9,871		$181,079

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt...............	$0	$700	$(700)	( j)	$0
Accounts payable.................................	21,257	88	(148)	( g )	21,197
Accrued compensation and benefits............	17,712	536	0		18,248
Other accrued expenses and current liabilities...	22,894	72	(66)	( h,j )	22,900
Deferred revenue....................................	11,353	41	0		11,394

Total current liabilities........................	73,216	1,437	(914)		73,739
Long-term debt..............................................	24,700	1,209	8,791	( f,j )	34,700
Deferred income taxes, long-term.........................	641	0	3,173	( l )	3,814
Other long-term liabilities..................................	13,231	0	1,936	( f )	15,167
Total stockholders’ equity .................................	53,659	3,115	(3,115)	( k )	53,659
Total liabilities and stockholders’ equity...............	$165,447	$5,761	$9,871		$181,079

The accompanying notes are an integral part of the unaudited pro forma condensed combined financial statements.

Lionbridge Technologies, Inc.
Notes to Pro Forma Condensed Consolidated Financial Statements
(Unaudited)

1. Summary of Transaction

On June 1, 2012, the Company acquired Productive Resources, LLC. (“PRI”) for $10.5 million in cash (inclusive of working capital adjustment) and deferred payments totaling $2.0 million that are payable in three annual payments starting on the first anniversary of the purchase. PRI is a provider of outsourced technical engineering, documentation and drafting solutions. PRI is included in the Company’s Global Language and Content (“GLC”) segment. PRI provides Lionbridge with operations in the Midwestern region of the US and long-standing relationships with clients in the manufacturing sector. The acquisition also expands the Company’s delivery model for addressing all aspects of client’s global content lifecycle, including drafting, illustration, documentation, translation and support.

The fair value of the consideration transferred, as if the transaction occurred on March 31, 2012, was estimated at $12.5 million as follows:

Initial cash payment, net of working capital adjustment	$10,514,000
Fair value of deferred cash payments	1,936,000

Total consideration transferred	$12,450,000

Summary of the purchase price allocation associated with the acquisition of PRI, as if the transaction occurred on March 31, 2012, were as follows:

Cash	$29,000
Accounts receivable	1,742,000
Unbilled receivables	834,000
Prepaid and other assets	130,000
Property and equipment	214,000
Intangible assets	7,500,000
Goodwill	5,890,000

Total assets	16,339,000
Accounts payable	(88,000)
Accrued compensation and benefits	(536,000)
Other liabilities	(92,000)
Deferred tax liabilities	(3,173,000)

Total consideration transferred	$12,450,000

2. Intangible Assets
Based on the preliminary allocation of the purchase price, the following amounts have been allocated to identifiable intangible assets (in thousands):

Customer relationships	6,200,000
Non-compete agreement	1,300,000

Total intangible assets	7,500,000

The estimated fair value attributed to the customer relationships was determined based upon a discounted cash flow forecast. Cash flows were discounted at a rate of 16%. The fair value of the customer relationships will be amortized over a period of 12 years on a straight-line basis, which approximates the pattern in which the economic benefits of the completed technologies are expected to be realized.

The fair value of the non-compete agreements will be amortized over 5 years on a straight-line basis, which approximates the pattern in which the economic benefits of the non-compete agreements will be realized.

3. Pro Forma Adjustments

The pro forma adjustments in the unaudited pro forma condensed combined financial information are as follows:

Unaudited Pro Forma Condensed Combined Statements of Operations:

(a)
Reflects elimination of Productive Resources revenues and
Lionbridge costs related to the previous vender/supplier
relationship. The decrease in revenue and for the year-ended
December 31, 2011 and for the three months ended March 31, 2012 was
$692,000 and $141,000, respectively.

(b)
Reflects amortization expense related to the acquired intangible assets, calculated over the estimated useful lives on a
straight-line basis (See Note 2 — Intangible Assets). The increase to amortization expense for the year-ended December 31, 2011 and for the three months ended March 31, 2012 was $777,000 and
$194,000, respectively.

(c)
Reflects inclusion of interest expense related to the $10 million draw on Lionbridge’s revolving line of credit and elimination of
PRI interest expense. Interest expense calculated using 2.25%
annual rate which represents Lionbridge’s incremental borrowing rate at January 1, 2011. The inclusion of Lionbridge’s interest expense for the year-ended December 31, 2011 and for the three months ended March 31, 2012 was $287,000 and $72,000, respectively.
The elimination of Productive Resources’ interest expense for the year-ended December 31, 2011 and for the three months ended March
31, 2012 was $94,000 and $23,000, respectively.

(d)
Reflects inclusion of Productive Resources lease obligations to their previously consolidated VIE, Booher Properties. Rental expense associated with the Booher Properties lease was eliminated in consolidation of the PRI Statement of Operations and a new lease was signed by Lionbridge subsequent to the acquisition. Therefore, the increase to rental expense associated with that lease for the year-ended 2011 and for the three months ended March 31, 2012 was
$107,000 and $25,000, respectively

(e)
Reflect elimination of deal costs related to the transaction of
$30,000 for the three months ended March 31, 2012. Deal costs are primarily outside advisory fees incurred by both Productive
Resources and Lionbridge.

Unaudited Pro Forma Condensed Combined Balance Sheet:

(f)
Reflects the consideration paid by Lionbridge to Productive
Resources of $12.5 million, which includes the direct payment by
Lionbridge of $707,000, borrowings of $10 million, and deferred payments with an estimated fair value of $1.9 million (See Note 1 —
Summary of Transaction).

(g)
Reflects elimination of Productive Resources receivables and
Lionbridge liabilities related to the previous vender/supplier relationship. The decrease in receivables and payables at March 31,
2012 was $148,000.

(h)
Reflects elimination of Productive Resources unbilled receivables and Lionbridge accruals related to the previous vender/supplier relationship. The decrease in unbilled receivables and accruals at
March 31, 2012 was $45,000.

(i)
Reflects the estimated fair values of $7.5 million of intangibles based on the preliminary allocation of the purchase price (See Note
2 — Intangible Assets). None of the goodwill and intangibles associated with this transaction will be deductable for tax
purposes.

(j)
Reflects elimination of seller’s assets and liabilities not
included in the transaction as they related to the VIE entity not acquired by Lionbridge, Booher Properties. Assets and liabilities eliminated for Booher Properties include cash of $37,000, equipment of $244,000, other assets of $2.3 million, current portion of long-term debt of $700,000, Other accrued expenses and current liabilities of $21,000, and long-term debt of $1.2 million.

(k)	Reflects elimination of Productive Resources equity of $3.1 million.
(l)
Reflects inclusion of $3.2 million deferred tax liability related to the acquired intangibles. None of the goodwill and intangibles associated with this transaction will be deductable for tax
purposes.

(m)	Reflects inclusion of $5.9 million Goodwill (See Note 1 — Summary of Transaction). None of the goodwill and intangibles associated with this transaction will be deductable for tax purposes.